                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                               SVI HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement if other
                              than the Registrant)

Payment of Filing Fee (check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         --------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------

     5) Total fee paid:

         --------------------------------------------------------------

 [  ] Fee paid previously with preliminary materials.

 [  ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        -------------------------------------------------------------

     2) Form, Schedule or Registration Statement Number:

        -------------------------------------------------------------

     3) Filing party:

        -------------------------------------------------------------

     4) Date filed:

        -------------------------------------------------------------

                                                                 October 9, 1998


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders on Monday, November 2, 1998 at 9:00 a.m., Pacific Standard Time. The meeting will be held at La Valencia Hotel, Galeria Room, 1132 Prospect Street, La Jolla, California 92037.

         The matters to be voted upon at the meeting will be the election of eight directors, the approval of amendments to the Company's Incentive Stock Option Plan, the approval of the Company's 1998 Incentive Stock Plan, and the ratification of the engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

         Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope. This will ensure that your shares are represented at the meeting even if you cannot attend. Returning your proxy card to us will not prevent you from voting in person at the meeting if you are present and wish to do so.

         Thank you for your cooperation in returning your proxy card as promptly as possible. We hope to see many of you at our meeting in La Jolla.

                                                Very truly yours,



                                                Barry M. Schechter
                                                Chairman of the Board

                               SVI HOLDINGS, INC.
                         7979 Ivanhoe Avenue, Suite 500
                           La Jolla, California 92037

        -----------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        -----------------------------------------------------------------

                                  TO BE HELD ON
                                NOVEMBER 2, 1998

        -----------------------------------------------------------------


TO ALL STOCKHOLDERS:

         An annual meeting of the stockholders of SVI Holdings, Inc. (the "Company") will be held on November 2, 1998 at 9:00 a.m., Pacific Standard Time. The meeting will be held at La Valencia Hotel, Galeria Room, 1132 Prospect Street, La Jolla, California 92037. The following items will be on the agenda:

         1. The election of eight directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

         2. The approval of certain amendments to the Company's Incentive Stock Option Plan;

         3.  The approval of the Company's 1998 Incentive Stock Plan;

         4. The ratification of the engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

         5. The transaction of any other business which may properly come before the meeting.

         Only stockholders of record at the close of business on October 2, 1998 will be entitled to vote at this meeting.

         Please execute and return the accompanying proxy card in the enclosed envelope as soon as possible. Any Stockholder who signs and returns the accompanying proxy may revoke it at any time before it is exercised.

                                            By Order of the Board of Directors

                                            DAVID L. REESE
                                            Secretary
La Jolla, California
October 9, 1998

                               SVI HOLDINGS, INC.
                         7979 Ivanhoe Avenue, Suite 500
                           La Jolla, California 92037
                                 (619) 551-2365

                    -----------------------------------------

                                 PROXY STATEMENT

                    -----------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 1998

                    -----------------------------------------

                       THE ACCOMPANYING PROXY IS SOLICITED
                 BY THE BOARD OF DIRECTORS OF SVI HOLDINGS, INC.

                    -----------------------------------------

         An annual meeting of the Stockholders ("Annual Meeting") of SVI Holdings, Inc. (the "Company") will be held at La Valencia Hotel, Galeria Room, 1132 Prospect Street, La Jolla, California 92037, on Monday, November 2, 1998, at 9:00 a.m. Pacific Standard Time.

         The purposes of the Annual Meeting are:

         1) to elect eight directors;
         2) to approve certain amendments to the Company's Incentive Stock Option Plan;
         3) to approve the Company's 1998 Incentive Stock Plan;
         4) to ratify the engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and
         5) to conduct any other business which may properly come before the meeting.

         The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first sent or given to stockholders on or about October 9, 1998.

         In January 1998, the Company changed its fiscal year end to March 31 from September 30. Financial information for the Company's transitional fiscal year ended March 31, 1998 is available in the Company's Report on Form 10-KSB for the transition period October 1, 1997 to March 31, 1998. Financial information for the previous fiscal year is available in the Company's Report on Form 10-KSB for the year ended September 30, 1997. Stockholders receiving this Proxy Statement are simultaneously receiving an annual report containing a copy of the Company's Form 10-KSB for the transition period from October 1, 1997 to March 31, 1998 and certain financial information from prior fiscal years. The Company will provide an additional copy of the latest Form 10-KSB or a Form 10-KSB for a prior fiscal year without charge, to each record or beneficial owner of its common stock on the record date, if so requested. If the requestor asks the Company to provide copies of exhibits to the Form 10-KSB, there will be a reasonable charge for copies of the exhibits to the report. Requests for these copies should be directed to the Company at 7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037, attention: David L. Reese, Secretary.

         The Company will pay all expenses in connection with the solicitation of proxies. The Company will also supply brokers or persons holding stock in the names of brokers or their nominees with the number of proxies, proxy statements and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable mailing expenses. Certain directors, officers and employees of the Company may, without additional compensation, solicit proxies by mail, telephone, facsimile transmission, telegraph or personal interview.

                                VOTING SECURITIES

         The close of business on Friday, October 2, 1998 has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of September 30, 1998, the Company had outstanding 29,283,684 shares of common stock, all of which are entitled to vote on the matters to come before the Annual Meeting.

         Each outstanding share of common stock entitles the holder to one vote. A quorum must be present at the meeting in order to conduct a vote of the matters outlined above. The presence in person or by proxy of a majority of the outstanding shares of common stock is necessary to constitute a quorum. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve each matter upon which the stockholders are to vote. Accordingly, any shares present but not voted will be treated as shares voted against approval.

         Any stockholder giving a proxy has the right, at any time before it is voted, to revoke the proxy by giving written notice to the Secretary of the Company, by executing a new proxy containing a later date, or by voting in person at the Annual Meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If a proxy is provided but no instructions are given, the proxy will be voted FOR management's slate of directors, FOR approval of the amendments to the Incentive Stock Option Plan, FOR the approval of the 1998 Incentive Stock Plan and FOR ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

                       NOMINEES FOR THE BOARD OF DIRECTORS

         Management has nominated the eight persons listed in the chart below for re-election to the Board of Directors of the Company. All nominees have indicated their willingness to serve as directors of the Company. However, if any nominee is unable or should decline to serve as a director, it is the intention of the persons named in the proxy to vote for another person in their discretion.

                                                                        Director
Directors/Occupation and Background                              Age      Since
-------------------------------------                            ----   --------

BARRY M. SCHECHTER. Mr. Schechter has been Chairman of the        44      1994
Board and Chief Executive Officer of the Company from February 1994 to the present. He has been Chief
Executive Officer of the Company's predecessor and wholly-owned subsidiary, Sabica Ventures, Inc., since its inception in February 1990. He also serves as Chairman of the Board of each of the Company's other subsidiaries. Mr.
Schechter is also a director of Softline Limited, which owns
57% of the issued and outstanding stock of the Company, and which is listed on the Johannesburg Stock Exchange. Mr.
Schechter is a Chartered Accountant (South Africa).

ARTHUR S. KLITOFSKY. Mr. Klitofsky has been Vice President        44      1994
and a director of the Company from February 1994 to the present. He has been Chief Executive Officer of SVI
Training Products, Inc. since 1991. From 1985 to 1991, he was Managing Director of Punch Line Columbia Training Ltd., which became the largest computer education company in South
Africa. Mr Klitofsky has a Bachelor of Science Degree in
Electrical Engineering from the University of Witwatersrand,
Johannesburg, South Africa and a Bachelor in Accounting
Science Degree from the University of South Africa.

DAVID L. REESE. Mr. Reese became a director of the Company        53      1998
in July 1998. He joined the Company in November 1997 and became Chief Financial Officer and Secretary in February
1998. Prior to joining the Company, Mr. Reese served as Chief Financial Officer for Pygmalion Asset Management
Company from 1993 to 1997. Mr. Reese has served in various financial and accounting capacities for a number of public companies over the past twenty years. Mr. Reese received a B.S. and an M.S. from the University of Southern California.
He is also a certified public accountant.

                                                                       Director
Directors/Occupation and Background                              Age     Since
-------------------------------------                            ----  --------

DONALD S. RADCLIFFE. Mr. Radcliffe became a director of the       53      1998
Company in May 1998. He has been President of
Radcliffe & Associates since 1990. Radcliffe & Associates provides financial consulting services to public companies, and currently provides financial advisory services to the Company. Since 1984 he has also been Executive Vice
President and Chief Operating and Financial Officer of
World-Wide Business Centres, which is a privately held operator of shared office space facilities. Mr. Radcliffe is also a director of Pallet Management Systems Inc., a publicly held company. Mr. Radcliffe received a B.S. from Lehigh University and an M.B.A. from Dartmouth College. He is also a certified public accountant.

IVAN M. EPSTEIN. Mr. Epstein became a director of the             37      1998
Company in May 1998. He is the Chief Executive
Officer and a director of Softline Limited, which he co-founded in 1988. Softline is listed in the Electronics sector of the Johannesburg Stock Exchange and is a developer of specialist information technology products, with operations throughout southern Africa, the United Kingdom, Australia and the United States. Softline owns 57% of the issued and outstanding stock of the Company.

GERALD RUBENSTEIN. Mr. Rubenstein became a director of the        65      1998
Company in May 1998. He is an attorney in South
Africa and is currently a consultant to the law firm of Fluxman Rabinowitz - Raphaely Weiner. He specializes in corporate finance and mergers and acquisitions. He is also the Chairman of Protea Furnishers Limited and Vestacor
Limited. He currently serves as a director of seven public companies in South Africa, including Softline Limited, which owns 57% of the issued and outstanding stock of the Company.

IAN BONNER. Mr. Bonner became a director of the Company in        43      1998
May 1998. Since 1993 he has held various positions with IBM Corporation, and he currently serves as Vice
President of Partner Marketing and Programs for the IBM/Lotus/Tivoli Software Group. His responsibilities include the development and implementation of marketing

                                                                       Director
Directors/Occupation and Background                              Age      Since
-------------------------------------                            ----   --------

campaigns and programs designed to serve the business partners of IBM, Lotus and Tivoli, including major accounts, independent software vendors and global systems integrators. He also oversees the IBM BESTeam and the Lotus Business Partner programs which are designed to provide enhanced opportunities, including education, marketing and training support, to qualified providers of IBM's and Lotus's portfolio of network solutions. Mr. Bonner received a Bachelor of Commerce from the University of the Witwatersrand in 1976 and a graduate degree in Marketing Management and Market Research and Advertising from the University of South Africa in 1978.

MARCEL GOLDING. Mr. Golding became a director of the Company      37      1998
in July 1998.  Mr. Golding is Chairman of Hosken
Consolidated Investments Limited and Softline Limited, which owns 57% of the issued and outstanding stock of the Company.
He is also a director of Johannesburg Consolidated
Investments Limited and Global Capital Limited. All of these companies are public companies listed on the Johannesburg
Stock Exchange. From 1994 to 1997, Mr. Golding was a member of Parliament in South Africa. In Parliament he chaired the Minerals and Energy Committee and the Audit Commission, which was the oversight committee of the office of the Auditor General. Prior to his election to Parliament, Mr.
Golding served as Deputy General Secretary of the National
Union of Mineworkers in South Africa. Mr. Golding holds a
Business Management degree from the University of Capetown.

         There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

                        BOARD OF DIRECTORS AND COMMITTEES

         All directors of the Company are elected annually. The eight directors elected at this meeting will serve until the next annual meeting of stockholders or until their successors are elected and qualified.

         During fiscal year 1998 (the transition period of October 1, 1997 to March 31, 1998), the Board of Directors met eight times. During fiscal year 1997 (October 1, 1996 to September 30, 1997), the Board of Directors met eleven times. No director attended less than 75% of the total of Board and committee meetings held during the director's tenure on the Board and its committees.

DIRECTOR COMPENSATION

         There are no standard arrangements by which directors are compensated for their services as directors. Directors of the Company have received no compensation for their service as directors of the Company except that in July 1998, Ian Bonner received options to purchase 20,000 shares at an exercise price of $5.00 per share.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors formed a Compensation Committee in April 1998. The Compensation Committee's primary function is to oversee the administration of the Company's employee benefit plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors, adoption of compensation plans in which officers and directors are eligible to participate, and the granting of stock options or other benefits under compensation plans. The Board of Directors as a whole currently approves all grants of stock options under the Incentive Stock Option Plan. Current members of the Compensation Committee are David L. Reese, Ian Bonner, Donald S. Radcliffe and Ivan Epstein.

         The Board also formed an Audit Committee in April 1998. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for financial reporting by the Company. The Audit Committee recommends the engagement and discharge of independent auditors, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees, and reviews the scope and results of the Company's procedures for internal auditing and the adequacy of its system of internal accounting controls. Current members of the Audit Committee are David L. Reese, Ian Bonner, Donald S. Radcliffe and Ivan Epstein.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following background information is provided on the Company's executive officers.

                                                                         Officer
Name/Position and Background                                     Age       Since
-----------------------------------------                        ----    -------

BARRY M. SCHECHTER. Chairman of the Board and Chief               44      1994
Executive Officer. See "Board of Directors."

ARTHUR S. KLITOFSKY. Vice President of the Company and Chief      44      1994
Executive Officer of SVI Training Products, Inc..
See "Board of Directors."

DAVID L. REESE. Chief Financial Officer and Secretary. See        53      1998
"Board of Directors."

SHAUN ROSEN. Mr. Rosen has served as Managing Director of         41      1996
the Company's wholly-owned subsidiary Divergent
Technologies Pty. Ltd. ("Divergent") since the acquisition of Divergent by the Company in 1996. Mr. Rosen founded
Divergent in South Africa in 1983. He has a B.Sc. in
Computer Science from the University of Cape Town.

PETER NAGLE. Mr. Nagle has served as Managing Director of         38      1997
IBIS Systems Pty. Ltd., which the Company acquired in October 1997, since 1987. Prior to founding IBIS, Mr.
Nagle owned and managed a large construction company in Ireland.

         The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. The Board generally elects executive officers at the regular meeting of the Board immediately following the annual stockholder meeting. The Board of Directors may remove any officer of the Company at any time. Persons removed may, however, continue to have contractual rights through employment agreements with the Company.

         There are no family relationships among the executive officers. There are no arrangements or understandings between any executive officer and any other person pursuant to which that officer was elected.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the periods indicated, a summary of certain compensation of the Company's Chief Executive Officer and the executive officers of the Company who earned more than $100,000 during any of the last three fiscal years (collectively, the "Named Executive Officers").


                           Summary Compensation Table
                           --------------------------

                                                                        Securities Underlying
Name and Position                        Fiscal Year       Salary         Options Granted
-------------------                      -----------     ----------     ---------------------
BARRY M. SCHECHTER.  Chairman,             1998(1)        $ 86,000           50,000
President, Chief Executive Officer.        1997(2)        $156,000                0
                                           1996(2)        $138,000                0

ARTHUR S. KLITOFSKY. President of SVI      1998(1)        $ 66,000           20,000
Training.                                  1997(2)        $127,000           57,000
                                           1996(2)        $114,000          200,000

SHAUN ROSEN. Managing Director,            1998(1)        $ 82,500(3)             0
Divergent Technologies Pty Limited         1997(2)        $165,000                0(3)
                                           1996(2)        $      0                0

         (1)  For the six month transitional fiscal year ended March 31, 1998.
         (2)  For the full fiscal years ended September 30, 1997 and 1996.
         (3) The Company issued Mr. Rosen options to purchase 60,000 shares of common stock at $2.00 per share on December 15, 1996 and options to purchase 800,000 shares of common stock at $1.75 per share on December 27, 1996, both grants in connection with the Company's acquisition of Divergent. Mr. Rosen exercised the options for 60,000 shares at $2.00 per share on December
              4, 1997. The Company forgave the $120,000 exercise price of these options in accordance with an earn-out agreement entered into in connection with the acquisition of Divergent. The Company deemed the $120,000 as additional acquisition expense and not as compensation to Mr. Rosen.

         The Company also provides certain compensatory benefits and other non-cash compensation to the Named Executive Officers. The incremental cost to the Company of all such benefits and other compensation paid in the years indicated to each named person was less than 10% of his reported compensation and also less than $50,000.

         The following table sets forth the information concerning individual grants of stock options during the last fiscal year to the Named Executive Officers.


                             Option Grants in Fiscal Year 1998
                             ---------------------------------
                                    (Individual Grants)

                          Number of     Percent of Total
                          Securities    Options Granted
                          Underlying    to Employees
                          Options       In 3/31/98         Exercise or
Name                      Granted (#)   Fiscal Year        Base Price     Expiration Date
-----                     -----------   ----------------   ------------   ---------------
BARRY M. SCHECHTER         20,000       12%                $2.75          November 2002
                           30,000       19%                $3.03          November 2000

ARTHUR S. KLITOFSKY        30,000       19%                $2.75          October 1999

SHAUN ROSEN                     0        0%                 --            --


         The following table sets forth the information concerning each exercise of stock options during the last fiscal year by each of the Named Executive Officers and the fiscal year end value of unexercised options.


                 Aggregated Option Exercises in Fiscal Year 1998
                        and Fiscal Year End Option Values
                 -----------------------------------------------


                                                         Number of Securities     Value of Unexercised
                                                         Underlying Unexercised   In-The-Money Options at
                             Shares                      Options at Fiscal Year   Fiscal Year End ($)
                             Acquired On     Value       End (#) Exercisable/     Exercisable/
Name                         Exercise (#)    Realized    Unexercisable            Unexercisable
------                       ------------    --------    ---------------------    -----------------------
BARRY M. SCHECHTER           0               $0           50,000/0                $ 72,850/$0

ARTHUR S. KLITOFSKY          0               $0          282,000/0                $975,250/$0

SHAUN ROSEN                  0(1)            $0                0/0                $      0/$0


         (1)      See Note (3) Under Summary Compensation Table.

STOCK OPTION PLANS

         The Company has an Incentive Stock Option Plan which serves as an additional form of compensation to employees and executive officers of the Company and its subsidiaries. The Board approved amendments to the Incentive Stock Option Plan on April 1, 1998. The amendments are described under the heading "Amendments to Incentive Stock Option Plan." On October 5, 1998, the Board approved a new plan to supplement the Incentive Stock Option Plan. The new plan is described under the heading "1998 Incentive Stock Plan." The Company is seeking the stockholders' approval of the amendments to the Incentive Stock Option Plan and of the 1998 Incentive Stock Plan at this meeting.

EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Barry M. Schechter effective October 1, 1997. This agreement will continue until September 30, 2000 unless earlier terminated for cause. The agreement provides for annual compensation of $180,000 for the first year of the agreement, $240,000 for the second year of the agreement and $300,000 for the third year of the agreement. In addition, Mr. Schechter is entitled to receive options on each anniversary of the agreement to purchase the number of shares equal to 150% of his annual compensation for the prior year divided by the average price per share for the 30 day period preceding such anniversary. This average price per share will also be the exercise price of the options. The agreement states that options will be fully vested when issued, assignable, and exercisable for five years after the date of the grant. Mr. Schechter agreed to receive non-assignable options for his first annual grant so that these options could be issued under the Incentive Stock Option Plan.

         Shaun Rosen entered into an employment agreement with Divergent dated November 5, 1996. The agreement will continue in effect until November 4, 2001, unless earlier terminated by Divergent or Mr. Rosen. The agreement provides for an initial annual salary of A$250,000 (Australian Dollars) per year ($147,500 U.S. as of September 17, 1998). The salary is subject to annual increases to reflect inflation and discretionary annual increases. If Divergent terminates the agreement without cause, it will be required to pay all salary and benefits which would have accrued for the remainder of the five-year term of the agreement. The agreement further provides that Mr. Rosen will not compete with Divergent in Australia for three years after termination of the agreement.

                    AMENDMENTS TO INCENTIVE STOCK OPTION PLAN

AMENDMENTS TO THE 1989 PLAN

         On April 1, 1998, the Board of Directors approved certain amendments to the Company's Incentive Stock Option Plan which was originally adopted on November 29, 1989 (the "1989 Plan"). The first amendment was to authorize the issuance of an additional 500,000 shares of common stock to be issued under the 1989 Plan. The 1989 Plan initially authorized 1,000,000 shares of common stock.

         The second amendment was to remove a limitation on the aggregate fair market value of shares of common stock for which any participant may be granted options in any calendar year. The 1989 Plan previously provided that no participant under the 1989 Plan could be granted options for common stock with an aggregate fair market value of more than $100,000 in any calendar year. This was formerly a requirement for qualification of incentive stock options ("ISOs") under the Internal Revenue Code, but is no longer required under current law. The 1989 Plan as amended imposes no specific limitation on the number of options which may be granted to any participant in a calendar year. The amended plan does specify, in accordance with Section 422(d) of the Internal Revenue Code of 1986, as amended (the "Code"), that options granted under the 1989 Plan will qualify as ISOs under Section 422 of the Code only to the extent that the value of shares of stock which are first exercisable in any calendar year does not exceed $100,000 based on the fair market value of the stock at the time of the grant.

         The third amendment was to remove a requirement that all previously-granted options to the grantee be exercised or have expired prior to the exercise of a subsequently-granted option. This was also formerly a requirement for qualification of ISOs under the Internal Revenue Code and is also no longer required under current law.

DESCRIPTION OF THE 1989 PLAN

         The 1989 Plan as amended authorizes 1,500,000 shares of common stock to be issued under the plan. In the event any change is made to the common stock of the Company by reason of stock split, stock dividend, combination of shares or other similar change in the outstanding common stock, the number of shares subject to any outstanding option and the option price per share will be appropriately adjusted. Similarly, if the Company enters into a merger, consolidation, reorganization, sale or similar transaction, the options will be adjusted or assumed by the successor company in an equitable fashion.

         The 1989 Plan will expire by its terms on November 29, 1999, but options granted prior to expiration will continue to be valid until they expire by their terms.

         The 1989 Plan is currently administered by the Board of Directors. The Board may delegate the administration of the 1989 Plan to a committee appointed by the Board. The Board or the administering committee has the exclusive power to select the employees to be granted options, the time at which an option may be granted, the number of shares of common stock subject to an option and the term of any option. Directors do not receive any additional compensation for administering the 1989 Plan.

         Options may be granted under the 1989 Plan only to employees of the Company, its subsidiaries or any parent company to the Company. As of August 31, 1998, approximately 220 employees of the Company and its subsidiaries were eligible to participate in the 1989 Plan. As of August 31, 1998, 40 persons hold options granted under the 1989 Plan covering an aggregate of 1,210,985 shares of common stock.

         The Board of Directors of the Company may amend the 1989 Plan from time to time or terminate the 1989 Plan at any time, provided that no amendment will affect or impair an option previously granted under the 1989 Plan. Shareholder approval is required for any amendment which: (i) increases the total number of shares of common stock which may be issued under the 1989 Plan, (ii) changes the minimum option exercise price, or (iii) changes the class of employees eligible to receive options.

         Options granted under the 1989 Plan are exercisable as specified by the Board of Directors at the time of grant, but may not be exercised more than ten years after the date of grant, or five years after the date of the grant in the case of a person who directly or indirectly owns more than 10% of the Company's common stock (excluding common stock obtainable on exercise of the option).

         Outstanding stock options must be exercised during employment or within three months after termination (other than by reason of disability) as to any shares of common stock which the employee might have purchased as of the date of such termination. If termination is by reason of the disability of an optionee, an option may be exercised within one year after the date of disability (but not after the expiration date of the option).

         The 1989 Plan provides that the option price with respect to each option will be determined by the Board, but cannot be less than 100% of the fair market value of the common stock at the time the option is granted, as determined by the Board. The minimum option price for employees directly or indirectly owning more than 10% of the common stock of the Company must be at least 110% of the fair market value of the common stock at the time the option is granted.

         Options granted under the 1989 Plan are not transferable by the option holder except by will or the laws of descent and distribution, and only the option holder may exercise his or her option during his or her lifetime.

FEDERAL INCOME TAX TREATMENT OF STOCK OPTIONS

         The 1989 Plan allows for the grant of both nonqualified stock options ("NSOs") and incentive stock options as defined in Section 422 of the Code. Although tax results may vary due to individual circumstances, the federal income tax aspects of the options are generally described as follows.

NONQUALIFIED STOCK OPTIONS

         No income is recognized by an option holder for purposes of computing federal income tax when an NSO is granted. Except as described below, upon exercise of an NSO, the option holder is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the exercise price paid and the then fair market value of the common stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The option holder's basis in the common stock acquired upon exercise of an NSO is equal to the exercise price plus the amount of ordinary income recognized, and any gain or loss later recognized upon sale or disposition of the common stock is treated as capital gain or loss.

         Stock acquired by "insiders" (i.e., officers, directors or persons holding 10% of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of
1934) upon exercise of an NSO constitutes "restricted property" and, unless the insider elects otherwise, the recognition of income upon exercise is deferred to the date on which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after exercise). If the insider does not elect to recognize income upon exercise, he or she will realize ordinary income in an amount equal to the difference between the exercise price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

INCENTIVE STOCK OPTIONS

         No income is recognized by an option holder when an ISO is granted or exercised. If the stock obtained on exercise is sold more than one year after exercise and two years after the option grant, the difference between the exercise price and the amount realized on the sale is taxable to the option holder as long-term capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO or the sale of the stock acquired upon exercise if the option holder holds the stock for the requisite periods.

         If, however, the option holder sells the stock acquired upon exercise of an ISO less than one year after exercise, or less than two years after grant, the lesser of (i) the difference between the fair market value on the date of exercise and the exercise price or (ii) the difference between the amount realized on the sale and the exercise price, is taxable to the option holder as ordinary income, and the Company is entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, is taxable as long-term or short-term capital gain, depending on the length of time the stock is held.

         As discussed above, the Code contains a limitation on the value of shares which can be exercised for the first time by a taxpayer in any one year under an ISO. The limitation is $100,000 based on the fair market value of option shares on the date of the grant. To the extent that a grant exceeds the $100,000 limitation, the excess options are treated as NSOs.

EFFECT OF AMENDMENTS TO THE 1989 PLAN

         The following table sets forth certain information with respect to options granted on or after April 1, 1998 to each of the Named Executive Officers identified under "Executive Compensation" above, all executive officers as a group, all directors who are not executive officers as a group, and all other persons receiving options as a group. Some of these grants involved stock that was previously authorized as part of the initial 1,000,000 shares available under the 1989 Plan. As of September 23, 1996, the closing price of the Company's common stock on the American Stock Exchange was $6.625 per share.


                                New Plan Benefits
                                -----------------

Name and Position                         Dollar Value(1)      Number of Units
------------------                        ---------------      ---------------

BARRY M. SCHECHTER.  Chairman,            $   296,802.50               65,375
President, Chief Executive Officer

ARTHUR S. KLITOFSKY. Vice President       $    90,000.00               30,000

SHAUN ROSEN.  Managing Director of        $   240,000.00               80,000
Divergent.

Executive Group                           $   866,802.50              255,375

Non-Executive Director Group              $         0.00                    0

Non-Executive Employee Group              $   875,000.00              215,000

         (1) Options have an exercise price equal to the fair market value of the Company's common stock on the grant date of the options. The Dollar Value is the product of the number of underlying shares and the exercise price.

         The Company is not able to determine at this time to what extent any of the persons or groups listed in the above table will benefit from subsequent option grants under the 1989 Plan.

RECOMMENDATION

         The executive officers and certain nominees for director who are also employees of the Company or its subsidiaries will benefit from approval of the 1989 Plan amendments to the extent they are awarded options which could not otherwise be issued under the 1989 Plan. Accordingly, they may be considered interested in this proposal. The Board of Directors nonetheless believes that the 1989 Plan amendments will benefit stockholders by helping to attract, retain and motivate employees of the Company and its subsidiaries. Accordingly, the Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the 1989 Plan.

                            1998 INCENTIVE STOCK PLAN

         On October 5, 1998, the Board of Directors approved the 1998 Incentive Stock Plan (the "1998 Plan"). The 1998 Plan will be in addition to the Company's Incentive Stock Option Plan described above. Employees, directors and consultants to the Company and its parents and subsidiaries are eligible to participate in the 1998 Plan. The purpose of the 1998 Plan is to give employees, directors and consultants of the Company and its subsidiaries an opportunity to benefit from increases in the value of the Company's common stock. The Company believes that the 1998 Plan will help the Company to secure and retain the services of highly qualified individuals, and to provide incentives to eligible persons to exert maximum efforts toward the success of the Company. As of September 30, 1998, 265 employees and 8 directors of the Company were eligible to participate in the 1998 Plan.

         The total number of shares of common stock of the Company which may be issued pursuant to the 1998 Plan is 3,500,000. These shares are in addition to the 1,500,000 shares authorized under the 1989 Plan (assuming stockholder approval of the increase in shares available under that plan). The 1998 Plan provides for the granting of: (i) incentive stock options ("ISOs"), (ii) nonqualified stock options ("NSOs"), (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights (collectively, "Stock Awards"). Only employees are eligible to receive ISOs and stock appreciation rights connected with ISOs. All other Stock Awards may be awarded to employees, directors and consultants.

         The Board of Directors administers the 1998 Plan, but the Board may, in its discretion, delegate administration of the plan to a committee of two or more non-employee directors appointed by the Board. Subject to the provisions of the 1998 Plan, the Board or such Committee will have complete discretion in determining the recipients of, terms and conditions for and number of Stock Awards granted under the plan.

INCENTIVE AND NONQUALIFIED STOCK OPTIONS

         ISOs granted under the 1998 Plan must be granted with an exercise price of at least the fair market value of the common stock on the date of grant. NSOs must have an exercise price of at least 85% of the fair market value of the common stock on the date of the grant. Options granted to recipients who own 10% or more of the Company's outstanding common stock must have an exercise price of at least 110% of the fair market value of the common stock.

         Options must have a term of ten years or less, except options granted to 10% or greater stockholders, which must have a term of five years or less. Vesting provisions for options granted under the 1998 Plan may vary but in each case will provide for the vesting of at least 20% of the total number of shares subject to the option per year. Upon termination of the option holder's status as an employee, consultant or director of the Company, the holder may exercise his or her then vested options for a period after termination as determined by the Board. The period must be at least three months, but will not extend beyond the expiration date of the option. If the termination is due to the death or disability of the option holder, the exercise period must be at least one year following death or disability, but will not extend beyond the expiration date of the option.

         The option holder may pay the exercise price for options in cash, or in the discretion of the Board, by any of the following methods:

         -        Delivery of other shares of common stock of the Company.

         -        According to a deferred payment schedule or other arrangement.

         - Surrender of a sufficient number of options which have "built in gain" equal to the exercise price of the options exercised. Built in gain means the difference between the fair market value on the exercise date and the exercise price.

         -        Any other legal form of payment approved by the Board.

Tax rules applicable to ISOs may limit the availability of some of these payment methods.

         Options granted under the 1998 Plan are generally not transferrable except upon death or divorce, except that NSOs may be transferred to a trust for the benefit of the option holder or his or her immediate family members provided such transfer does not violate applicable law.

         The principal federal income tax consequences of the grant and exercise of ISOs and NSOs are described above under "Amendments to Incentive Stock Option Plan." The 1998 Plan allows option holders to satisfy tax withholding obligations relating to the exercise of an option, to the extent permitted by the option agreement, by paying the withholding tax in cash, by allowing the Company to withhold shares issuable upon exercise, or by delivering other unencumbered shares of common stock to the Company.

STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

         The 1998 Plan also provides for the granting of stock bonuses and purchases of restricted stock. The Board or committee administering the 1998 Plan will establish the terms and conditions of these grants and purchases, subject to the following conditions. The purchase price under each stock purchase agreement must be at least 85% of the fair market value of the stock on the date such award is made. Stock purchase agreements in favor of 10% or greater stockholders must have a purchase price at least equal to 100% of the fair market value of the stock on the date of the award. Stock bonuses may be awarded pursuant to a stock bonus agreement in consideration for past services rendered to the Company. Rights under a stock bonus or restricted stock purchase agreement will not be transferable except to a trust for the benefit of the recipient or his or her immediate family members. In the event of the recipient's termination of status as an employee, director or consultant to the Company, the Company may repurchase or otherwise reacquire all shares held by such recipient which have not vested at the date of termination, pursuant to the terms of the stock bonus or restricted stock purchase agreement.

STOCK APPRECIATION RIGHTS

         The 1998 Plan also provides for the grant of stock appreciation rights ("SARs") to employees, directors or consultants of the Company. SARs entitle the holder to a distribution based on the appreciation in the fair market value of a designated amount of stock. Three types of SARs are authorized for issuance under the 1998 Plan: tandem, concurrent and independent SARs.

         Tandem SARs are granted together with an option and require the holder to elect between the exercise of the underlying option or receipt of the distribution under the SAR. Tandem stock appreciation rights may be tied to either ISOs or NSOs and will be subject to the same terms and conditions as the option to which the SAR pertains.

         Concurrent SARs are granted with an option and are automatically exercised when the option is exercised, entitling the holder to the distribution under the SAR. Concurrent rights may be tied to any or all shares subject to any ISO or NSO and will be subject to the same terms and conditions as the option to which the SAR pertains.

         Independent SARs may be granted independently of any option. Independent SARs will be denominated in share equivalents and will be subject to the same terms and conditions applicable to NSOs.

NEW PLAN BENEFITS

         As of the date of this Proxy Statement, the Company has not granted any options or other benefits under the 1998 Plan, and has not determined how options or other Stock Awards may be granted in the future. Accordingly, the Company cannot determine at this time to what extent executive officers, directors or other classes of persons may benefit under the 1998 Plan.

RECOMMENDATION

         The executive officers and directors of the Company may benefit from the approval of the 1998 Plan to the extent they receive options or other Stock Awards under the plan. Accordingly, they may be considered interested in this proposal. The Board of Directors nonetheless believes that the 1998 Plan will benefit stockholders by helping to attract, retain and motivate employees, consultants and directors of the Company. Accordingly, the Board of Directors recommends that the stockholders vote FOR the approval of the 1998 Plan.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         On September 24, 1998, the Company engaged Deloitte & Touche LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 1999. On the same date, the Company formally notified Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak"), its prior independent accountants, that the Company would not be engaging Singer Lewak to serve as its independent accountants for the fiscal year ending March 31, 1999. The decision was recommended by the Company's Audit Committee and approved by the Board of Directors.

         Singer Lewak's reports for the fiscal years ended March 31, 1998, September 30, 1997 and September 30, 1996 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reason for the change in accountants was the desire of the Company to engage a firm with a national and international reputation and presence so that a single firm could serve all of the Company's domestic and foreign operations and subsidiaries.

         To the knowledge of management, neither Singer Lewak nor Deloitte & Touche LLP, or any of their members, has any direct or material indirect financial interests in the Company or any connection with the Company in any capacity other than as independent accountants.

         Although not required by law, management is asking the stockholders to ratify the engagement of Deloitte & Touche LLP. The Company does not expect a representative of Deloitte & Touche LLP or Singer Lewak to be present at the meeting.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Set forth below is a description of transactions entered into between the Company and certain of its executive officers, directors and stockholders holding more than 5% of the outstanding common stock during the last two years. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons may owe fiduciary duties to the Company and its stockholders, there is a risk that such conflicts of interest may not be resolved in favor of the Company.

TRANSACTIONS WITH SOFTLINE

         Effective October 1, 1997, the Company consummated an indivisible group of agreements with Softline Limited ("Softline"), which currently owns 57% of the outstanding common stock of the Company, and Hosken Consolidated Investments Limited ("HCI"), which resulted in Softline acquiring a majority interest in the Company and the Company's acquisition of IBIS Systems Pty. Ltd. ("IBIS"). Softline and HCI are both South African companies listed on the Johannesburg Stock Exchange. The group of agreements are as follows:

         (a) Sales of Shares Agreement: by this agreement, the Company acquired 100% of the equity of Anniston Ventures Ltd. ("Anniston") and IBIS in exchange for the issue of 5,000,000 shares of the Company's common stock to Softline.

         (b) Share Swap Agreement: by this agreement, the Company issued 7,536,000 shares of its common stock to Softline in exchange for certain technology assets and 22,130,000 shares of the common stock of Softline.

         (c) Renunciation Agreement: by this agreement, the Company renounced its rights, in favor of HCI, to the Softline shares acquired through the Share Swap Agreement in exchange for 35,409,000 South African Rand ($7,662,000) cash paid by HCI.

         In summary, the agreements described above provided that the Company issued 12,536,000 shares of its common stock in exchange for 100% of the equity of Anniston and IBIS and cash of R 35,409,000 ($7,662,000). Softline, through these transactions, and through separate purchases of 4,000,000 shares of SVI's common stock from certain stockholders of the Company, acquired a total of 16,536,000 shares of the Company's common stock constituting at that time approximately 59% of the Company's total outstanding common stock.

         In February 1996, the Company acquired 48,639,000 shares of Softline, which at that time represented a 40% interest in Softline, for 9,627,000 South African Rand ($2,097,767). The Company sold 28,763,000 of such shares in April 1997, and the remaining 19,876,000 shares in October 1997.

         Barry M. Schechter was at all relevant times a director of Softline. Subsequent to Softline acquiring majority control of the Company, Ivan M. Epstein, Gerald Rubenstein and Marcel Golding, each directors of Softline, became directors of the Company.

OTHER TRANSACTIONS

         Claudav Holdings Ltd. B.V., which owns 18.4% of the outstanding common stock of the Company, from time to time, has provided funds to the Company to cover operating expenses in the form of unsecured loans bearing interest at rates agreed to periodically between Claudav Holdings and the Company. These loans were repaid in full in July 1998.

         Divergent leases its principal offices in Sydney, Australia from Reefmist Pty. Limited, a company affiliated with Shaun Rosen. The current monthly base rental is $20,600 Australian dollars (US $13,596).

         On December 4, 1997, Shaun Rosen exercised options for 60,000 shares at $2.00 per share. The Company forgave the $120,000 exercise price of these options in accordance with an earn-out agreement entered into in connection with the Company's acquisition of Divergent.

         The Company retains Radcliffe & Associates, Inc., a company affiliated with Donald S. Radcliffe, to perform investor public relations and financial advisory services for the Company. Radcliffe & Associates is currently paid $60,000 per year for these services. On June 3, 1997, Mr. Radcliffe was issued options to purchase the Company's common stock as additional compensation for these services as follows: (a) 100,000 shares at an exercise price of $2.00 per share; (b) 100,000 shares at an exercise price of $3.375 per share; and (c) 100,000 shares at an exercise price of $4.50 per share. These transactions were negotiated at arm's length before Mr.
Radcliffe was a director of the Company.

                          COMPLIANCE WITH SECTION 16(A)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Commission regulations require these persons to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and internal records of the Company concerning transactions in common stock, the following reporting persons failed to file or filed late required reports under Section 16(a) during or with respect to the transitional fiscal year ended March 31, 1998: Barry M. Schechter (1 report), David L. Reese (2 reports), Shaun Rosen (2 reports) and Peter Nagle (2 reports).

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table shows beneficial ownership of shares of the Company's outstanding common stock as of the record date (i) by all persons known by the Company to own more than 5% of such stock and (ii) by each director, each of the executive officers, and all directors and executive officers as a group. Except as otherwise specified, the address for each person is 7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037. As of September 30, 1998, there were 29,283,684 shares of common stock outstanding.

Name and Address of                       Amount and Nature of           Percent
Beneficial Owner                          Beneficial Ownership           Owned
-------------------                       -------------------            -------

SOFTLINE LIMITED                          18,974,000(2)                  59.8%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa

CLAUDAV HOLDINGS LTD. B.V.                 5,402,200                     18.4%
  9 Rue Charles Humbert
  1205 Geneva
  Switzerland

BARRY M. SCHECHTER                         5,519,575(1)(2)               18.8%

DAVID L. REESE                                40,000(2)                   <1%

ARTHUR S. KLITOFSKY                          452,200(2)                   1.5%

DONALD S. RADCLIFFE                          755,100(2)(3)                2.5%
  575 Madison Avenue
  New York, NY  10022

IVAN M. EPSTEIN                                   --                      --
  2 Victoria
  Eastgate Extension 13
  Sandton 2148
  South Africa

GERALD RUBENSTEIN                                 --                      --
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa

Name and Address of                       Amount and Nature of           Percent
Beneficial Owner                          Beneficial Ownership           Owned
-------------------                       -------------------            -------

IAN BONNER                                    20,000                      <1%
  5527 Inverrary Court
  Dallas, Texas 75287

MARCEL GOLDING                                    --                      --
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa

SHAUN ROSEN                                  880,000(2)                   2.9%
  Level 1
  35 Spring Street
  Bondi Junction
  Sydney, NSW 2022
  Australia

PETER NAGLE                                   50,000                      <1%
  2 Twyford Place
  Lincoln's Inn
  Cressee, High Wycombe
  Buckinghamshire
  HP12 ERE
  United Kingdom

All directors and executive officers as    7,716,375(2)                  24.8%
a group (10 persons)

         (1) Includes all of the shares held by Claudav Holdings Ltd. B.V. and 2,000 shares held by minor children of Mr. Schechter.

         (2) Includes shares issuable upon the exercise of options within sixty days of the record date as follows: Softline Limited -- 2,438,000; Barry M. Schechter -- 115,375; Arthur S. Klitofsky -- 312,000; Donald S. Radcliffe (and an affiliate) -- 375,000; David
             L. Reese -- 40,000; Ian Bonner -- 20,000; Shaun Rosen -- 800,000;
             and Peter Nagle -- 50,000.

         (3) Includes 136,900 shares held by various entities for which Mr. Radcliffe may be deemed the beneficial owner. Does not include 112,500 shares held by Mr. Radcliffe's wife, for which Mr. Radcliffe disclaims beneficial ownership.


                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before March 31, 1999 in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.


                    OTHER MATTERS TO BE PRESENTED AT MEETING

     Management does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                           By Order of the Board of Directors

                                           /S/ David L. Reese
                                           ----------------------------------
                                           DAVID L. REESE
                                           Secretary
October 9, 1998

                               SVI HOLDINGS, INC.
                         7979 Ivanhoe Avenue, Suite 500
                           La Jolla, California 92037

        -----------------------------------------------------------------

                                      PROXY

        -----------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 1998

                            ------------------------

                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                               SVI HOLDINGS, INC.

                            ------------------------

         The undersigned stockholder of SVI Holdings, Inc., a Nevada corporation, hereby appoints Barry M. Schechter, Chief Executive Officer and Chairman of the Board, or in his absence, David L. Reese, Chief Financial Officer and Secretary, my proxy to attend and represent me at the annual meeting of the stockholders of the corporation to be held on November 2, 1998 at 10:00 A.M. (PST), and at any adjournment thereof, and to vote my shares on any matter or resolution which may come before the meeting and to take any other action which I could personally take if present at the meeting.

1.       ELECTION OF DIRECTORS

Management has nominated the following eight persons to stand for election. You may vote "for" or you may withhold your vote from any of those persons nominated and vote "for" a person nominated by others or write in your own nominee. To date, no one has been nominated by anyone other than management.

         a.       Barry M. Schechter        For               _____
                                            Withhold          _____

         b.       Arthur S. Klitofsky       For               _____
                                            Withhold          _____

         c.       David L. Reese            For               _____
                                            Withhold          _____

         d.       Donald S. Radcliffe       For               _____
                                            Withhold          _____

         e.       Ivan M. Epstein           For               _____
                                            Withhold          _____

         f.       Gerald Rubenstein         For               _____
                                            Withhold          _____

         g.       Ian Bonner                For               _____
                                            Withhold          _____

         h.       Marcel Golding            For               _____
                                            Withhold          _____

         i.       _______________           For               _____
                  Other                     Withhold          _____


2.       AMENDMENTS TO INCENTIVE STOCK OPTION PLAN

         Approval of amendments to the Incentive Stock Option Plan approved by the Board on April 1, 1998 and described in the Proxy Statement dated October 9, 1998.

For _______________        Against _______________   Abstain _______________


3.       1998 INCENTIVE STOCK PLAN

         Approval of the 1998 Incentive Stock Plan approved by the Board of Directors on October 5, 1998 and described in the Proxy Statement dated October 9, 1998.

For _______________        Against _______________   Abstain _______________

4.       ENGAGEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the engagement of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending March 31, 1999.

For _______________        Against _______________   Abstain _______________


Failure to check any of these boxes for each proposal will give Barry M. Schechter or David L. Reese the authority to vote the proxy at his discretion. This Proxy gives authority to my proxy to vote for me on such other matters as may properly come before this meeting.

                                    Number of Shares Owned:____________

                                    Dated:_____________________________


                                    ___________________________________
                                    Signature of Stockholder
                                    (Sign exactly as name appears on stock
                                    certificate)

                                                            Appendix 1

                           INCENTIVE STOCK OPTION PLAN
                          (Amended as of April 1, 1998)

         This Incentive Stock Option Plan of SVI Holdings, Inc., formerly known as Wilson Capital, Inc., a Nevada corporation ("Corporation") is dated November 29, 1989, and amended as of April 1, 1998. The purpose of this Plan is to help attract, keep and motivate superior personnel.

                                    ARTICLE I
                                    ---------
                             STOCK SUBJECT TO OPTION
                             -----------------------

         The total number of shares in the Corporation which may be issued under incentive stock options ("options") granted pursuant to this Plan is 1,500,000 common shares having $.0001 par value.

                                   ARTICLE II
                                   ----------
                      EMPLOYEES ELIGIBLE TO RECEIVE OPTIONS
                      -------------------------------------

         SECTION 2.1    ALL EMPLOYEES.   All employees of the Corporation,
 its parent or subsidiaries, if any, shall be eligible to receive options to purchase stock under this Plan.

         SECTION 2.2    10% SHAREHOLDERS.   Employees directly or indirectly
owning more than 10% of the stock of the Corporation, its parent or subsidiaries, if any, shall be eligible to receive options to purchase stock under this Plan. For purposes of this Plan, an employee is considered to own those shares which are owned by his siblings, spouse, ancestors, and lineal descendants, and a proportionate amount of those shares owned by or for a corporation, partnership, estate or trust of which he is a shareholder, partner or beneficiary.

                                   ARTICLE III
                                   -----------
                             ANNUAL LIMIT ON OPTIONS
                             -----------------------

         There shall be no annual limit on options granted to an employee under this Plan, provided that options issued pursuant to the Plan will be Incentive Stock Options as defined by Section 422 of the Internal Revenue Code of 1986, as amended, only to the extent that the value of shares of stock which can be first exercised by an employee in any calendar year does not exceed $100,000 based on the fair market value of the stock at the time of the grant.

                                   EXHIBIT IV
                                   ----------
                                  OPTION PRICE
                                  ------------

         SECTION 4.1    MINIMUM PRICE.   The minimum option price for the
purchase of any stock pursuant to an option granted under this Plan shall be 100% of the fair market value of the stock at the time the option is granted.

         SECTION 4.2    PRICE FOR 10% SHAREHOLDERS.   The minimum option price
for 10% Shareholders shall be at least 110% of the fair market value of the stock at the time the option is granted.

                                    ARTICLE V
                                    ---------
                                   OPTION LIFE
                                   -----------

         SECTION 5.1    TIME OF GRANT.   All options granted under this Plan
must he granted within ten years from the date the Board of Directors adopt this Plan, or the date the Shareholders approve this Plan, whichever is earlier.

         SECTION 5.2    TIME OF EXERCISE.   An option granted under this Plan
must provide that it is to be exercised within a period less than ten years after the date the option is granted. However, if an optionee directly or indirectly owns more than 10%, not including stock obtainable under the option, of the stock of the Corporation, its parent or subsidiaries, if any, the option must provide that it is to be exercised within a period less than five years after the date the option is granted.

                                   ARTICLE VI
                                   ----------
                                EMPLOYMENT STATUS
                                -----------------

         All incentive stock options granted under this Plan must be granted in connection with an optionee's employment status. Employment by the Corporation, its parent or subsidiaries, if any, must continue from the time of the grant until three months before the option is exercised. However, if an optionee becomes disabled, an option may be exercised by a disabled employee up to twelve months after termination of employment.

                                   ARTICLE VII
                                   -----------
                                 HOLDING PERIOD
                                 --------------

         All shares of stock purchased by an employee pursuant to the exercise of an option granted under this Plan shall be Incentive Stock Options as defined by Section 422 of the Internal Revenue Code of 1986, as amended, only if that employee does not dispose of those shares for at least two years after the option is granted and at least one year after the date the shares are transferred to the employee.

                                  ARTICLE VIII
                                  ------------
                               NONTRANSFERABILITY
                               ------------------

         Options granted under this Plan may not be assigned and may be transferred only by will or by laws of descent and distribution. During the employee's life, the options are exercisable only by him.

                                   ARTICLE IX
                                   ----------
                             ADMINISTRATION OF PLAN
                             ----------------------

         This Plan shall be administered by the Board of Directors of the Corporation or a Compensation Committee appointed by the Board of Directors. The Directors of the Corporation or the Compensation Committee shall have the exclusive power to select the employees to be granted options, the time at which an option may be granted, the number of Shares for which an option is granted, and the term of any option. In granting options, the Directors or the Compensation Committee may take into consideration the value of the services rendered by the employees, their present and potential contributions to the Corporation's success, and such other factors deemed relevant in accomplishing the purposes of this Plan. All decisions and determinations made by the Directors or the Compensation Committee shall be final and binding upon all parties, including the Corporation, its shareholders and its employees.

                                    ARTICLE X
                                    ---------
                                AMENDMENT OF PLAN
                                -----------------

         This Plan may be amended at any time by the Board of Directors without the approval of the Corporation's Shareholders, other than an amendment of the provisions regarding the number of optionable shares, the class of eligible employees, the minimum option prices, or the $100,000 ceiling on grants. If any provision of this Plan is determined to disqualify the options or shares which may be purchased upon exercise of the options granted under this Plan so that the special tax treatment provided by Section 422 is not available, then this Plan shall be deemed to be automatically amended so as to delete the disqualifying provision as if it had never been inserted in this Plan, and to incorporate by reference the modification necessary to qualify the options or shares under Section 422.

    This Plan shall be effective as of the date and year first written above.

                                                                      Appendix 2

                               SVI HOLDINGS, INC.
                            1998 INCENTIVE STOCK PLAN

1.   PURPOSES.
     ---------

     (a) The purpose of this 1998 Incentive Stock Plan is to provide a means by which Employees, Directors and Consultants of the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the common stock of the Company through the granting of (i) incentive stock options, (ii) non-statutory stock options, (iii) stock bonuses, (iv) rights to purchase stock, and (v) stock appreciation rights.

     (b) The Company, by means of this 1998 Incentive Stock Plan, seeks to retain the services of persons who are now Employees, Directors, or Consultants of the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (c) The Company intends that the Stock Awards issued under this Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6, including Incentive Stock Options and Non-statutory Stock Options, (ii) Stock bonuses or rights to purchase Stock granted pursuant to Section 7, or (iii) Stock appreciation rights granted pursuant to Section 8. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.
     ------------

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "COMPANY" means: SVI Holdings, Inc. a Nevada corporation.

     (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS OF EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Affiliates or its successor.

     (i) "DIRECTOR" means a member of the Company's Board of Directors.

     (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means the average of the high and low sale prices per share of Stock on the American Stock Exchange, composite tape or other recognized market source, as determined by the Board, on the applicable date of reference hereunder, or if there is no sale on such date, the average high and low sale prices on the last previous day on which a sale is reported.

     (n) "INCENTIVE STOCK OPTION" means an Option granted pursuant to the Plan which is designated as an incentive stock option by the Board, and qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "INDEPENDENT STOCK APPRECIATION RIGHT" means a right granted under subsection 8(b)(iii) of the Plan.

     (p) "NON-STATUTORY STOCK OPTION" means an Option granted pursuant to the Plan which is not an Incentive Stock Option.

     (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r) "OPTION" means an option to purchase Stock granted pursuant to the Plan.

     (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (t) "OPTION PRICE" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option and as set forth in the Option Agreement.

     (u) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

     (v) "PLAN" means this 1998 Incentive Stock Plan, as may be amended from time to time.

     (w) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (x) "STOCK" shall mean the $0.0001 par value common stock of the Company.

     (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

     (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any Stock Bonus, any Stock Purchase Right, and any Stock Appreciation Right.

     (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. The Stock Award Agreement is subject to the terms and conditions of the Plan.

     (bb) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8(b)(i) of the Plan.

3.   ADMINISTRATION.
     ---------------

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Non-statutory Stock Option, a Stock Bonus, a Stock Purchase Right, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to a Stock Award, whether a person shall be permitted to receive Stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan as provided in Section 14.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of persons who may meet the requirements of Rule 16b-3 promulgated under the Exchange Act (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan.

4.   SHARES SUBJECT TO THE PLAN.
     ---------------------------

     (a) Subject to the provisions of Section 13 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million five hundred thousand (3,500,000) shares. The number of shares available shall be adjusted as provided in Section
13. Stock issued under any other stock option plan of the Company shall not be counted against the maximum number of shares that can be issued under the Plan. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Stock not purchased under such Stock Award shall again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The Stock subject to the Plan may be unissued shares or reacquired shares.

5.   ELIGIBILITY.
     ------------

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

     (b) A Director shall not be eligible for the benefits of the Plan unless at the time of grant of a Stock Award: (i) the Board has either approved the grant of the Stock Awards or has delegated its discretionary authority over the Plan to a Committee which consists solely of two or more nonemployee directors (as that term is defined by Rule 16b-3); and (ii) the Plan otherwise complies with the requirements of Rule 16b-3.

     (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Code Section 424(d)) Stock possessing more than ten (10%) percent of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten (110%) percent of the Fair Market Value of the Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the grant date.

6.   OPTION PROVISIONS.
     ------------------

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions of the Plan by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted; provided that an Option granted to a person possessing ten (10%) percent or more of the combined voting power of all classes of capital stock of the Company or its Affiliates shall have a term not exceeding five (5) years.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Non-statutory Stock Option shall be not less than eighty-five (85%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. Despite the previous two sentences, the purchase price for Options granted to a person who possesses more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or its Affiliates shall be at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant.

     (c) CONSIDERATION. The Option Price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the Option is exercised, or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Stock of the Company valued at Fair Market Value as provided herein) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) an agreement with the Company whereby a portion of the Optionee's Options are terminated, and where the Built in Gain on any Options which are terminated as part of the agreement equals the aggregate Option Price of the Option being exercised.

The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of the Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with paying the Option Price at any particular time, in any particular form, or with the Company's assistance.

In the event the Board determines in its sole discretion to provide an Optionee with a deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code of 1986, of any amounts other than amounts stated to be interest under the deferred payment arrangement. "Built in Gain" means the excess of the aggregate Fair Market Value of Stock subject to an Option otherwise issuable on exercise of a terminated Option over the aggregate Option Price otherwise due the Company on such exercise. If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any stock option or stock purchase plan or agreement of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on the Stock by the terms of the particular Agreement or by the Plan.

     (d) TRANSFERABILITY. To the extent required by Code Section 422, Options, (or the rights of Optionees pursuant to the Agreement), shall not be transferable in any manner, whether voluntary or involuntary, except by will or the law of descent and distribution. A Non-Qualified Stock Option may be transferred to a trust for the benefit of the Optionee or members of his immediate family provided such transfer does not violate the requirements of the California Corporate Securities Rules (Title 10, California Code of Regulations). An attempted non-permitted transfer shall be void and shall immediately terminate the Option.

     (e) VESTING. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) of the total number of shares subject to the Option per year. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than "for cause", or upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period shall not be less than three (3) months from the date of such termination), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates "for cause", the right to exercise the Option shall immediately cease, unless the Option is an Incentive Stock Option, in which case the right to exercise the Option shall terminate three (3) months after the date of termination of Optionee's employment.

     (h) DISABILITY OF OPTIONEE. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period from the date of such termination shall not be less than one (1) year, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by the Option shall revert to the Plan.

     (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within such period as is determined by the Board (which period shall not be less than twelve (12) months following the date of death) by the personal representative of the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     (j) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company unencumbered shares of Stock owned by Optionee.

7.   TERMS OF STOCK BONUSES AND STOCK PURCHASES.
     -------------------------------------------

     Each Stock Bonus or Stock Purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of Stock Bonus or Stock Purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Stock Purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each Stock Purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement (which purchase price shall in any event be not less than eighty-five (85%) percent of the Fair Market Value of the Stock on the date such award is made), provided that the purchase price shall be one hundred (100%) percent of the Fair Market Value of the Stock on the date the award is made, in the case of any person who owns Stock possessing more than ten (10%) percent of the total combined voting power of all classes of capital stock of the Company or its Affiliates.

     (b) TRANSFERABILITY. Rights under a Stock Bonus or Stock Purchase agreement shall not be transferable in any manner, whether voluntary or involuntary, except by will or the law of descent and distribution. Rights under a Stock Bonus or Stock Purchase agreement may be transferred to a trust for the benefit of the holder of the rights or members of his immediate family if the transfer does not violate the requirements of the California Corporate Securities Rules (Title 10, California Code of Regulations). An attempted non-permitted transfer shall be void and shall immediately terminate the rights.

     (c) CONSIDERATION. The purchase price of Stock acquired pursuant to a Stock Purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the Stock is sold; or (iii) in any other form of legal consideration (including shares of previously owned Stock) that may be acceptable to the Board or the Committee in their discretion.

     (d) VESTING. Shares of Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Stock held by that person which have not vested as of the date of termination under the terms of the Stock bonus or Stock purchase agreement between the Company and such person.

8.   STOCK APPRECIATION RIGHTS.
     --------------------------

     (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees, Directors or Consultants of the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Stock.

     (b) three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Stock and the surrender, in whole or in part, of the Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for those shares.

          (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such Concurrent Right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such Concurrent Rights over (B) the aggregate exercise price paid for those shares.

          (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate Fair Market Value (at the date of exercise) of a number of shares of Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)(B)) over (B) the aggregate Fair Market Value of such number of shares of Stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

          (i) TANDEM RIGHTS.

               (A) Tandem Rights may be tied to either Incentive Stock Options or Non-statutory Stock Options. Each Tandem Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify the Option as an Incentive Stock Option under the Code.

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

               (B) The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the Fair Market Value (on the date of the Option surrender) of the number of shares of Stock covered by that portion of the surrendered Option in which the Optionee is vested over (II) the aggregate exercise price payable for those vested shares.

          (ii) CONCURRENT RIGHTS.

               (A) Concurrent Rights may be tied to any or all of the shares of Stock subject to any Incentive Stock Option or Non-statutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

               (B) A Concurrent Right shall be automatically exercised at the same time the underlying Option is exercised with respect to the particular shares of Stock to which the Concurrent Right pertains.

               (C) The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (I) the aggregate Fair Market Value (on the Exercise Date) of the vested shares of Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (II) the aggregate exercise price paid for those shares.

          (iii) INDEPENDENT RIGHTS.

               (A) Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Non-statutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

               (B) The appreciation distribution payable on the exercised independent Right shall be in an amount equal to the excess of (1) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Stock.

               (C) The appreciation distribution payable on the exercised Independent Right may be paid, in the discretion of the Board or the Committee, in cash, in shares of Stock or in a combination of cash and Stock. Any shares of Stock so distributed shall be valued at Fair Market Value on the date the Independent Right is exercised.

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

          (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS.

               (A) To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing the right.

               (B) If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation).

               (C) No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

9.   CANCELLATION AND RE-GRANT OPTIONS.
     ----------------------------------

     The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the re-pricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Stock, but having an exercise price per share not less than eighty-five (85%) percent of the Fair Market Value (one hundred (100%) percent of the Fair Market Value in the case of an Option or, in the case of a ten (10%) percent shareholder (as described in subsection 5(c)), not less than one hundred ten (110%) percent of the Fair Market Value) per share of Stock on the new grant date.

10.  COVENANT OF THE COMPANY.
     ------------------------

     During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock required to satisfy such Stock Awards up to the number of shares of Stock authorized under the Plan.

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

11.  USE OF PROCEEDS FROM STOCK.
     ---------------------------

     Proceeds from the sale of Stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.
     --------------

     (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Throughout the term of any Option granted pursuant to the Plan, the Company shall make available to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, or the relationship as a Director or Consultant of any Director or Consultant with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.
     ----------------------------------

     (a) If any change is made in the Stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to outstanding Stock Awards.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar awards for those outstanding under the Plan, the Stock Awards shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

14.  AMENDMENT OF THE PLAN.
     ----------------------

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in Stock, any amendments shall be approved by the shareholders of the Company where required by law.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance with the Code.

     (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.
     --------------------------------------

     (a) The Plan shall terminate ten (10) years following its effective date. Despite the preceding sentence, the Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.
     -----------------------

     The Plan shall become effective upon the date designated by the Board. No Stock Award granted hereunder shall take effect unless approved by a majority of the outstanding shares of the Company, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board.

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